UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Royal Caribbean Cruises Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

We are making this filing to amend the proxy card included in our Proxy Statement filed on April 8, 2016. The proxy materials delivered to our shareholders will include the attached proxy card. Other than this change to the proxy card, the Proxy Statement remains unchanged.

*ROYAL CARIBBEAN CRUISES LTD.*
*1050 CARIBBEAN WAY*
*MIAMI, FL 33132-2096*
*ATTN: INVESTOR RELATIONS*

**Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail.**

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E07263-P78428 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**ROYAL CARIBBEAN CRUISES LTD.**

**The Board of Directors recommends you vote FOR the following proposals:**

| **1. Election of Directors** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 1a. John F. Brock | ☐ | ☐ | ☐ |
| 1b. Richard D. Fain | ☐ | ☐ | ☐ |
| 1c. William L. Kimsey | ☐ | ☐ | ☐ |
| 1d. Maritza G. Montiel | ☐ | ☐ | ☐ |
| 1e. Ann S. Moore | ☐ | ☐ | ☐ |
| 1f. Eyal M. Ofer | ☐ | ☐ | ☐ |
| 1g. Thomas J. Pritzker | ☐ | ☐ | ☐ |
| 1h. William K. Reilly | ☐ | ☐ | ☐ |
| 1i. Bernt Reitan | ☐ | ☐ | ☐ |
| 1j. Vagn O. Sørensen | ☐ | ☐ | ☐ |
| 1k. Donald Thompson | ☐ | ☐ | ☐ |
| 1l. Arne Alexander Wilhelmsen | ☐ | ☐ | ☐ |

| | **For** | **Against** | **Abstain** |
|---|---|---|---|
| **2. Advisory approval of the Company's compensation of its named executive officers.** | ☐ | ☐ | ☐ |
| **3. Approval of the amended and restated 2008 Equity Incentive Plan.** | ☐ | ☐ | ☐ |
| **4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2016.** | ☐ | ☐ | ☐ |

**The Board of Directors makes no voting recommendation with respect to the following proposal:**

| | **For** | **Against** | **Abstain** |
|---|---|---|---|
| **5. The shareholder proposal regarding proxy access set forth in theaccompanying proxy statement.** | ☐ | ☐ | ☐ |

NOTE: THE SHARES COVERED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS ARE MADE, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND, WITH RESPECT TO PROPOSAL 5, IN THE SAME PROPORTION AS OTHER SHARES FOR WHICH VALID AND TIMELY INSTRUCTIONS HAVE BEEN RECEIVED HAVE BEEN VOTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com. E07264-P78428 ROYAL CARIBBEAN CRUISES LTD. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 2016 The undersigned hereby appoints Richard D. Fain and Jason T. Liberty, and each of them, as the undersigned’s attorneys and agents to vote as Proxy for the undersigned, as herein stated, at the annual meeting of shareholders of Royal Caribbean Cruises Ltd. to be held at the Intercontinental London Park Lane, One Hamilton Place, Park Lane, London W1J 7QY, on Friday, May 20, 2016 at 9:00 A.M., local time, and at any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the proposals set forth on the reverse side and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated April 8, 2016, and Annual Report to Shareholders for 2015. Continued and to be signed on reverse side